EQ Advisors TrustSM

Multimanager Technology Portfolio — Class IA, IB and K Shares

Supplement Dated December 22, 2016 to the Summary Prospectus Dated May 1, 2016, as Supplemented

This Supplement updates certain information contained in the Summary Prospectus of the Multimanager Technology Portfolio, a series of EQ Advisors Trust (“Trust”), dated May 1, 2016, as Supplemented. You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding changes to the investment managers of the Multimanager Technology Portfolio (the “Portfolio”).

Information Regarding

Multimanager Technology Portfolio — Class IA, IB and K Shares

Effective as of January 3, 2017, the table in the section of the Prospectus, entitled “Who Manages the Portfolio — Sub-Adviser: SSGA Funds Management, LLC (“SSGA FM”)” is deleted in its entirety and replaced with the following information:

Name	Title	Date Began Managing the Portfolio
Michael Feehily, CFA	Senior Managing Director and Head of Global Equity Beta Solutions — Americas of SSGA FM	May 2015
Karl Schneider, CAIA	Vice President and Deputy Head of Global Equity Beta Solutions — Americas of SSGA FM	January 2017
David Chin	Vice President and Senior Portfolio Manager, Global Equity Beta Solutions, of SSGA FM	January 2017